UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2026
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Miami International Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-42805	26-1482385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7 Roszel Road, Suite 1A Princeton, New Jersey 08540
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (609) 897-7300

N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	MIAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.
On July 20, 2026, the U.S. District Court for the District of New Jersey (the “Court”) entered an Order of Dismissal With Prejudice (the “Order”) that dismisses all claims for relief and counterclaims asserted in the previously disclosed litigation between Miami International Holdings, Inc. and certain of its subsidiaries (the “Company”) and Nasdaq, Inc. and certain of its subsidiaries (“Nasdaq”, such matter, the “Litigation”). The parties have now resolved all claims and counterclaims against each other that have been or could have been asserted in the Litigation. The Company remains free to operate its business without any license or consent being required from Nasdaq with respect to all matters asserted by Nasdaq in the Litigation, and the Company may freely operate or modify existing exchanges and trading platforms, create and operate new exchanges and trading platforms, and license, commercialize, improve, utilize, implement, and sell any technology, without ever being subject to a claim that such activity infringes any rights of Nasdaq that were asserted in the Litigation.

This matter was first brought on September 1, 2017 when Nasdaq filed an action against the Company in the Court. In December of 2018, the Litigation was temporarily stayed pending the resolution of proceedings before the Patent Trial and Appeal Board (“PTAB”) at the United States Patent and Trademark Office. In 2019, the PTAB invalidated six patents that were asserted by Nasdaq against the Company in the Litigation. On August 31, 2021, the Company filed in the Court its Answer and Counterclaims against Nasdaq and the stay in the Court was lifted in June 2022. For further details on the history of the Litigation see the Company's Annual Report on Form 10-K for the year ended December 31, 2025 and other filings with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2026
Miami International Holdings, Inc.

By: /s/ Thomas P. Gallagher
Thomas P. Gallagher
Chairman and Chief Executive Officer